UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
March 10, 2025
Date of Report (Date of earliest event reported)

SOLARWINDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38711	81-0753267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7171 Southwest Parkway
Building 400
Austin, Texas 78735
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SWI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
As previously reported, on February 7, 2025, SolarWinds Corporation, a Delaware corporation (“SolarWinds” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Starlight Parent, LLC, a Delaware limited liability company (“Parent”), and Starlight Merger Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of Parent (“Merger Subsidiary”), providing for the merger of Merger Subsidiary with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Subsidiary are each affiliates of the private equity investment firm Turn/River Capital, L.P.

The consummation of the Merger (the “Closing”) is subject to certain customary conditions, including the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Effective as of 11:59 p.m. Eastern Time on March 10, 2025, the waiting period under the HSR Act expired with respect to the Merger, satisfying one of the conditions to Closing.

The Closing remains subject to other customary closing conditions, as described in the Merger Agreement and in the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 7, 2025. Completion of the Merger is expected to occur in the second quarter of 2025.

Forward looking statements

This Form 8-K contains forward-looking statements. All statements other than statements of historical fact, including statements about the proposed acquisition of the Company, are forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s current expectations or beliefs concerning the Merger and the transactions contemplated by the Merger Agreement (the “Transactions”), the Company’s financial condition, results of operations, plans, objectives, future performance and business. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s expectations about future events or state other forward-looking information and because such statements are based on expectations as to future events and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, over which the Company may have no control, including: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the Transactions, including the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that require the Company to pay a termination fee; (iv) the ability to obtain the necessary financing set forth in the commitment letters received in connection with the Merger, (v) the effect of the announcement or pendency of the Transactions on the Company’s business relationships, operating results and business generally, (vi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, (vii) risks that the proposed Transactions disrupt current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (x) the Company’s ability to retain, hire and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed Transactions, (xi) unexpected costs, charges or expenses resulting from the proposed Transactions; (xii) the impact of adverse general and industry-specific economic and market conditions, (xiii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiv) risks that the benefits of the Merger are not realized when and as expected, (xv) uncertainty as to timing of completion of the proposed Merger, and (xvi) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the pending Merger involving the Company, Parent and Merger Subsidiary. The Company will prepare and file an Information Statement for its stockholders, containing the information with respect to the Merger specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended. When completed, a definitive Information Statement will be mailed or delivered to the Company’s stockholders. This Current Report on Form 8-K is not a substitute for the information statement on Schedule 14C, or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger.

STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE INFORMATION STATEMENT ON SCHEDULE 14C, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

The Company’s stockholders may obtain copies of all documents filed by the Company with the SEC, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at https://investors.solarwinds.com/financial/sec-filings or by writing to the Company’s Secretary at 7171 Southwest Parkway, Building 400, Austin, TX 78735.

No Offer

No person will solicit proxies in connection with the proposed transaction referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS CORPORATION

Dated:	March 12, 2025	By:	/s/ Sudhakar Ramakrishna
Sudhakar Ramakrishna
President and Chief Executive Officer